UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 11, 2016

EQUINOX FRONTIER FUNDS

EQUINOX FRONTIER DIVERSIFIED FUND

EQUINOX FRONTIER LONG/SHORT COMMODITY FUND

EQUINOX FRONTIER MASTERS FUND

EQUINOX FRONTIER BALANCED FUND

EQUINOX FRONTIER HERITAGE FUND

EQUINOX FRONTIER SELECT FUND

EQUINOX FRONTIER WINTON FUND

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51274	36-6815533
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o Equinox Fund Management, LLC

1775 Sherman Street, Suite 2010

Denver, Colorado 80203

(Address of Principal Executive Offices)

(303) 837-0600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 8.01. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 3, 2016, Stacey Gillespie was appointed Chief Compliance Officer of Equinox Fund Management, LLC, the managing owner of the Registrant (the “Managing Owner”).

Ms. Gillespie, age 42, is currently employed by Cipperman Compliance Services, LLC (“CCS”), a Wayne, Pennsylvania-based third party provider of compliance services with which the Managing Owner has entered into a relationship. Ms. Gillespie, who has nearly 14 years of experience in dedicated compliance roles, has been associated with CCS since September 2015 and has served as Chief Compliance Officer for a number of registered investment advisers in the scope of her responsibilities with CCS. Prior to her affiliation with CCS, from December 2012 to August 2015, Ms. Gillespie was employed by the Private Client Group at Boenning & Scattergood (“Boenning”), an independent securities, asset management and investment banking firm, serving as the chief compliance officer. In addition to her role at Boenning, Ms. Gillespie served as the CCO of 1914 Advisors, Boenning’s retail asset management division from August 2007 until August 2015. Prior to Boenning, Mr. Gillespie served as an associate vice president of compliance at Lockwood Advisors, a registered investment advisor from August 2005 to July 2007. Ms. Gillespie holds a bachelor’s degree in political science from Adelphi University and an MBA from the Pennsylvania State University. She holds Series 7, 63, 65, 24, 53 and 79 licenses.

In connection with Ms. Gillespie’s appointment, no material plan, contract, or arrangement was entered into or materially amended, and there was no grant or award to Ms. Gillespie or CCS or modification thereto under any such plan, contract, or arrangement in connection with such appointment.

No family relationships exist between Ms. Gillespie and any directors or other executive officers of the Registrant or the Managing Owner. There are no arrangements between Ms. Gillespie and any other person pursuant to which Ms. Gillespie were selected to serve as Chief Compliance Officer, nor are there any transactions to which the Registrant or the Managing Owner are or were a participant and in which Ms. Gillespie has a material interest subject to disclosure under Item 404(a) of Regulation S-K.

Ms. Gillespie replaces Jason Ewasko, also an employee of CCS, who served as Chief Compliance Officer of the Managing Owner from January 2016 through August 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Equinox Frontier Funds (Registrant)

Date: October 11, 2016	By:	/s/ Robert J. Enck
Robert J. Enck President and Chief Executive Officer of Equinox Fund Management, LLC, the Managing Owner

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Equinox Frontier Diversified Fund, a Series of Equinox Frontier Funds (Registrant)

Date: October 11, 2016	By:	/s/ Robert J. Enck
Robert J. Enck President and Chief Executive Officer of Equinox Fund Management, LLC, the Managing Owner of Equinox Frontier Diversified Fund, a Series of Equinox Frontier Funds

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Equinox Frontier Long/Short Commodity Fund, a Series of Equinox Frontier Funds (Registrant)

Date: October 11, 2016	By:	/s/ Robert J. Enck
Robert J. Enck President and Chief Executive Officer of Equinox Fund Management, LLC, the Managing Owner of Equinox Frontier Long/Short Commodity Fund, a Series of Equinox Frontier Funds

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Equinox Frontier Masters Fund, a Series of Equinox Frontier Funds (Registrant)

Date: October 11, 2016	By:	/s/ Robert J. Enck
Robert J. Enck President and Chief Executive Officer of Equinox Fund Management, LLC, the Managing Owner of Equinox Frontier Masters Fund, a Series of Equinox Frontier Funds

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Equinox Frontier Balanced Fund, a Series of Equinox Frontier Funds (Registrant)

Date: October 11, 2016	By:	/s/ Robert J. Enck
Robert J. Enck President and Chief Executive Officer of Equinox Fund Management, LLC, the Managing Owner of Equinox Frontier Balanced Fund, a Series of Equinox Frontier Funds

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Equinox Frontier Heritage Fund, a Series of Equinox Frontier Funds (Registrant)

Date: October 11, 2016	By:	/s/ Robert J. Enck
Robert J. Enck President and Chief Executive Officer of Equinox Fund Management, LLC, the Managing Owner of Equinox Frontier Heritage Fund, a Series of Equinox Frontier Funds

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Equinox Frontier Select Fund, a Series of Equinox Frontier Funds (Registrant)

Date: October 11, 2016	By:	/s/ Robert J. Enck
Robert J. Enck President and Chief Executive Officer of Equinox Fund Management, LLC, the Managing Owner of Equinox Frontier Select Fund, a Series of Equinox Frontier Funds

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Equinox Frontier Winton Fund, a Series of Equinox Frontier Funds (Registrant)

Date: October 11, 2016	By:	/s/ Robert J. Enck
Robert J. Enck President and Chief Executive Officer of Equinox Fund Management, LLC, the Managing Owner of Equinox Frontier Winton Fund, a Series of Equinox Frontier Funds

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